Exhibit 10.27

In Seville, on May 29 , 202S GATHERED On the one hand, NGE SPAIN SOLIA RENEWABLES SL, a Spanish company with registered office in Seville, at Calle Virgen de Luján No . SO , Block 2 , Ground Floor B, 41011 Seville (Seville) , and Tax Identification Number (CIF) : B - 90346198 , duly represented in this proceeding by its attorney - in - fact, Ms . M+ Carmen Mora Góngora, with ID number 79 . 203 . 458 - Z — hereinafter the " Assignor . " And on the other hand, BLACKBERRY AIF S . L . , a Spanish company with registered office in Seville, at Calle Virgen de Luján No . 50 , Block 2 , Ground Floor B, 41011 Seville , and Tax ID number B - S 5434377 , duly represented in this act by its sole administrator , Mr . José Antonio Mora Góngora, with ID number 79 . 203 . 4 S 9 - S — hereinafter the " Transferee . " The parties acknowledge each other , each in their respective capacities, mutually and reciprocally, as having sufficient legal capacity to be bound by this document and : STATE I . - That the Assignor is the owner of the rights derived from the lease agreement signed between the Assignor and Mr . Antonio Ma Andrada Bermejo, in his capacity as lessor, dated May 26 , 2025 , and that its purpose is the use and exploitation of an area corresponding to 70 . 4386 hectares of the property described below, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent exploitation, maintenance, and operation of a data center and a solar photovoltaic installation on the following properties located in the Municipal District of Cáceres : 10s00>01z’00o0300c MU Attached to this contract, as a SINGLE ANNEX , forming an integral part thereof, is the lease agreement , hereinafter referred to as the " Lease Agreement ." II . - That the Assignee is a company dedicated to the industrial sector , interested in the development of data centers with solar photovoltaic installations in Spain, having signed for this purpose on December 3 , 2024 , with the company NGE SPAIN SOLIA RENEWABLES S . L . , a service provision contract for the development of this type of facility in Spain — hereinafter the " Development Contract . " M Σ Rcf.Poti@onQ' ** 1/ 9uparflsla Totcl 357,411m’ 346,975 sq. ft. Tórmbto era Cáceres 3

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III . - That the Development Agreement provides, among other milestones, for the assignment of the lease agreements signed by the Assignor on the properties where the data center and the solar photovoltaic installation will be located in favor of the Assignee . IV . - That both parties have agreed and consented to the transfer of the rights of the Lease Agreement described in the first recital , which is hereby effected subject to the following : STIPULATIONS First . - The purpose of this agreement is the transfer to the Assignee of the Lease Agreement for the use and exploitation of an area of 70 . 4386 hectares, of the easements of electrical and aqueduct routes that may be necessary for the installation and subsequent operation, maintenance, and operation of a data center together with a photovoltaic park on the property described in the first recital , with all the rights and obligations inherent thereto , thereby assuming the position previously held by the Assignor . Second . - The Transferor assumes the obligation to notify the transfer of the rights arising from the Lease Agreement to the lessor . Notwithstanding the foregoing , and given that the lease agreement expressly allows for its assignment without subjecting the effectiveness of such assignment to any authorization by the lessor, by signing this agreement , each and every one of the rights and obligations arising from the Lease Agreement are deemed to have been assigned , and the Assignor is hereby fully released from any rights and obligations in relation thereto . Third . - The parties undertake to make this transfer agreement public at the request of either party so that, when the time comes , it can be registered in the corresponding Property Registry . Either party may be compelled to comply with this clause , and both the notary fees and the registration fees shall be borne by the Transferee . Fourth . - For the resolution of any issues that may arise in connection with this contract , both parties shall submit to Spanish jurisdiction . Likewise, they shall attempt in good faith to promptly resolve any dispute arising from or related to this Agreement through negotiation between the legal representatives of the Parties, including disputes related to the existence, validity , and termination of this Agreement . If a dispute is not resolved in accordance with the preceding paragraph within ten (10) business days from the start of the dispute, then, at the option of either Party, the dispute shall be resolved before the Courts and Tribunals of Seville (Capital) . 2/3

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Having read this document , the parties agree to its form and content, and in witness whereof and in obligation of compliance, they sign and initial it in duplicate for a single purpose in the place and on the date indicated at the beginning . The Assignor : NGE SPAIN SOLIA REI4EWABLES SL Duly represented by D+ M Σ CARMEN MORA GÕNGORA The Assignee Beb dB Rh e re e'sentada por D. JOSÉ ANTONIO MORA GÕNGORA 3/3

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LAND LEASE AGREEMENT

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In Cáceres, on May 26 , 2025 GATHERED On the one hand, Mr . ANTONIO MARIA ANDRADA BERMEJO, of legal age, of Spanish nationality , residing at C/ Massamagrell n ƒ 9 D, P 11 22 , 46 . 137 Valencia (Spain) and with ID number 07 . 007 . 889 - L, hereinafter referred to as "PROPERTY" . And on the other hand, Mr . José A . Mora Góngora, of legal age, of Spanish nationality and with ID number 79 . 203 . 459 - S, representing the commercial company NGE SPAIN SOLIA RENEWABLES SL, a Spanish entity with registered office in Seville, at Calle Virgen de Luján No . 50 , Block 2 , Ground Floor B , and Tax ID No . B - 90346198 , hereinafter referred to as the " DEVELOPER AND/OR LESSEE . " PARTIES The PROPERTY acting in its own name and right and considering itself to have sufficient legal capacity to enter into this lease agreement . Acting the DEVELOPER in its own name and right and considering themselves to have sufficient legal capacity for this contract. THEY STATE G That the PROPERTY is the owner of the full title to the rural properties described below, hereinafter referred to as "PROPERTY" or "PROPERTIES," which are registered in the name of the Property in the Cáceres 1 Property Registry under registration number 97072 with the following cadastral references : No. Ref. Polygon 17 17 Parcel Total Area 4 357,411 m ² 3 346,975 m 2 Cáceres Municipality Cadastral Reference Cáceres 10900A017000040000MH 10900A017000030000MU Copies of the public deeds , title deeds , or simple informative note from the property registry are attached , as well as the cadastral certification , which is incorporated into this document as "ANNEX 1 . " 0 That the DEVELOPER expresses its interest in the economic exploitation of the Properties through the construction and installation therein of the elements necessary to develop a business project consisting of the operation of a type IV data center and a photovoltaic solar plant of a power to be determined ( hereinafter the "PROJECT") . 2

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